UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 19, 2009

 SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	1-13660	59-2260678
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number	Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8-K Page 2 of 3

Seacoast Banking Corporation of Florida

SEACOAST BANKING CORPORATION OF FLORIDA

Item 8.01

Other Events.

On May 19, 2009, Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) announced that its Board of Directors voted to suspend quarterly dividends on the Company’s common, preferred and trust preferred securities, as described in Seacoast’s press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Document Description
99.1	Press Release dated May 19, 2009 regarding the suspension of dividends

8-K Page 3 of 3

Seacoast Banking Corporation of Florida

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on  behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated: May 22, 2009	By: /s/ Dennis S. Hudson, III Name: Dennis S. Hudson, III Title: Chairman & Chief Executive Officer